                                                                   EXHIBIT 10.37



                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.


                                                    VOID AFTER FEBRUARY 25, 2004

                            WINK COMMUNICATIONS, INC.

               WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK

                                   ----------

         THIS CERTIFIES THAT, for value received, The Walt Disney Company (the "HOLDER") is entitled to subscribe for and purchase 200,000 shares (as adjusted pursuant to Section 3 hereof) of fully paid and nonassessable Common Stock (the "SHARES") of Wink Communications, Inc., a California corporation (the "COMPANY"), at the price of $12.00 per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

         1. Exercise; Payment.

                  (a) Time of Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, on any business day, from and after February 25, 2000 and before 5:00 p.m., California local time, on February 25, 2004, for the full or any partial number of Shares for which this Warrant is then exercisable; provided that this Warrant shall become immediately exercisable in full upon (i) the filing of a registration statement for an initial public offering by the Company registered under the Securities Act of 1933 (an "IPO") or (ii) the execution of a definitive agreement for (A) the merger or consolidation of the Company into a third party pursuant to which the Company's shareholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity, or (B) the sale of all or substantially all of the assets of the Company.



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                  (b) Method of Exercise.

                           (i) Cash Exercise. The purchase rights represented by
this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                           (ii) Net Issue Exercise. In lieu of exercising this
Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

                  X = Y (A-B)
                      ------
                        A

Where    X   =    the number of Shares to be issued to the Holder.

         Y   =    the number of Shares purchasable under this Warrant
                  (or the portion thereof being exercised).

         A   =    the Fair Market Value of one share of the Company's Common
                  Stock.

         B   =    the Exercise Price (as adjusted to the date of such
                  calculation).

                           (iii) Fair Market Value. For purposes of this
Warrant, the "Fair Market Value" of the Company's Common Stock shall mean:

                                    A. The average of the closing ask prices of
the Company's Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the closing prices quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days (or such lesser number of days as the Company's stock has been so traded) prior to the date of determination of fair market value; provided, however, if this Warrant is exercised in connection with an IPO, the fair market value shall be the gross price to the public per share in such offering.

                                    B. If the Company's Common Stock is not
traded Over-The- Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

                  (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a



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new Warrant representing the shares with respect to which this Warrant has not have been exercised shall be issued to the Holder.

         2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the full exercise of this Warrant.

         3. Adjustment of Exercise Price and Number of Shares. Notwithstanding anything to the contrary in this Warrant:

                  (a) Adjustments. The Exercise Price per share of this Warrant shall be subject to adjustment from time to time as follows:

                           (i) Issuance of Common Stock and Common Stock
Equivalents. If, after the date of original issuance of this Warrant but prior to an IPO effectuated through a firm commitment underwriting at a price per share (prior to underwriter commissions and offering expenses) of not less than $12.00 per share (as appropriately adjusted for any subsequent stock splits, stock dividends, reclassifications or recapitalizations) and with gross proceeds to the Company (prior to underwriter commissions and offering expenses) of not less than $10,000,000, the Company shall issue (or, pursuant to Subsection
(a)(ii)(3) hereof, shall be deemed to have issued) any Common Stock other than "Excluded Stock" (as defined below) for a consideration per share less than the then current Fair Market Value of the Common Stock immediately prior to the issuance of such Common Stock (excluding stock dividends, subdivisions, split-ups, combinations, dividends or recapitalizations covered by Subsections
(a)(iv), (v), (vi) and (vii)), the Exercise Price in effect immediately after each such issuance shall forthwith be adjusted to a price equal to (A) the product of such Exercise Price multiplied by (B) the quotient obtained by dividing:

                                    (1) an amount equal to the sum of

                                            (y) the total number of shares of
Common Stock outstanding (including any shares of Common Stock issuable upon exercise of this Warrant, or deemed to have been issued pursuant to Subsections
(a)(ii)(3) and (a)(iii)) immediately prior to such issuance, plus

                                            (z) the number of shares of Common
Stock the consideration received by the Company upon such issuance would have purchased at the then current Fair Market Value of the Common Stock, by

                                    (2) (y) the total number of shares of Common
Stock outstanding immediately prior to such issuance of Common Stock (including any shares of Common



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Stock issuable upon exercise of this Warrant or deemed to have been issued pursuant to Subsections (a)(ii)(3) and (a)(iii)) plus

                                            (z) the number of shares of Common
Stock actually issued in the transaction which resulted in the adjustment pursuant to this Subsection (a)(i).

In each such case the Holder, upon the exercise hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (i) dividing the Exercise Price then in effect by the Exercise Price as adjusted as provided above as a result of such sale and (ii) multiplying the quotient by the number of shares of Common Stock called for on the face of this Warrant.

                           (ii) Treatment of Certain Issuances. For the purposes
of any adjustment of the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant pursuant to Subsection (a)(i), the following provisions shall be applicable:

                                    (1) In the case of the issuance of Common
Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting any discounts or commissions paid or incurred by the Company in connection with the issuance and sale thereof.

                                    (2) In the case of the issuance of Common
Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the board of directors of the Company, in accordance with generally accepted accounting treatment.

                                    (3) In the case of the issuance of (x)
options to purchase or rights to subscribe for Common Stock (other than Excluded Stock), (y) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock), or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                            (A) the aggregate maximum number of
shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Subsections (a)(ii)(1) and (a)(ii)(2) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                            (B) the aggregate maximum number of
shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related



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
options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Subsections (a)(ii)(1) and (a)(ii)(2) above);

                                            (C) on any change in the number of
shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon (x) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change or (y) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change; and

                                            (D) on the expiration of any such
options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights, convertible or exchangeable securities or options or rights relate to such convertible or exchangeable securities, as the case may be, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable securities or upon the exercise of the options or rights related to such convertible or exchangeable securities, as the case may be.

                           (iii) Excluded Stock.  "Excluded Stock" shall mean:

                                    (1) all shares of Common Stock issued and
outstanding on the date hereof;

                                    (2) all shares of Series A Preferred Stock,
Series B Preferred Stock and Series C Preferred Stock of the Company (in each case, outstanding on the date of this Warrant), and the Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are convertible;

                                    (3) up to 17,500 shares of Series B
Preferred Stock of the Company, 500,000 shares of Common Stock, and 125,000 shares of Common Stock issuable upon exercise of warrants issued to Venture Lending & Leasing, Inc., Benchmark Capital Partners, L.P. and Benchmark Founders Fund, L.P., and WC Investors, LLC, respectively, up to 375,000 shares of Common Stock issuable upon exercise of warrants issued to NBC Multimedia, Inc., up to 550,000 shares of Common Stock issuable upon exercise of the warrants issued to General Electric Capital

Corporation and shares of Common Stock issuable upon exercise of warrants issued to CBS Corporation or its affiliates; and

                                    (4) up to 6,589,546 shares of Common Stock
(and/or options or warrants therefor) issued after February 1, 1995 (and net of any repurchases) to employees, officers, directors, contractors, advisors, consultants of the Company pursuant to incentive agreements or plans approved by the Board of Directors of the Company.

All outstanding shares of Excluded Stock (including shares issuable upon conversion of the Company's Series A Preferred Stock , the Series B Preferred Stock and the Series C Preferred Stock) shall be deemed to be outstanding for all purposes of the computations of Subsection(a)(i).

                           (iv) Stock Splits and Stock Dividends. If the number
of shares of Common Stock outstanding at any time after the date of original issuance of this Warrant is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price shall be proportionately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase of outstanding shares. Such adjustment shall become effective at the close of business on the date the dividend, subdivision or split-up becomes effective.

                           (v) Reverse Stock Splits. If the number of shares of
Common Stock outstanding at any time after the date of original issuance of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be proportionately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares. Such adjustment shall become effective at the close of business on the date the combination becomes effective.

                           (vi) Certain Dividends. In case the Company shall
declare a dividend upon its Common Stock generally payable otherwise than out of retained earnings or shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the date of such dividend or distribution by a fraction, the numerator of which is the Aggregate Valuation of the Company as of such date less the fair market value of the cash, securities, indebtedness, assets or rights so distributed and the denominator of which is the Aggregate Valuation of the Company. For purposes hereof, "Aggregate Valuation of the Company" shall mean the Fair Market Value of one share of the Company's Common Stock, determined in the manner set forth in Section 1(b)(iii), multiplied by the total number of shares of Common Stock outstanding (including any shares of Common Stock issuable upon exercise of this Warrant, or deemed to have been issued pursuant to Subsections 3(a)(ii)(3) and 3(a)(iii)) as of such date.

                           (vii) Reorganization; Reclassification. In the case,
at any time after the date of original issuance of this Warrant, of any capital reorganization, or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock), or a sale or transfer of all or substantially all of the Company's assets, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and aggregate number of shares of stock or other securities or property of the Company or other entity to which the Holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, such Holder had exercised this Warrant in full (subject to all adjustments under this Section 3). The provisions of this clause (vii) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales.

                           (viii) All calculations under this Subsection (a)
shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as appropriate.

                  (b) Minimal Adjustments. No adjustment in the Exercise Price need be made if such adjustment would result in a change in the Exercise Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Exercise Price. If, after one or more adjustments to the Exercise Price pursuant to this Section 3, the Exercise Price cannot be reduced further without falling below the greater of (i) $0.001 or (ii) the lowest positive exercise price legally permissible for warrants to acquire shares of Common Stock, the Company shall make further adjustment to compensate the holder, consistent with the foregoing principles, as the Board of Directors, acting in good faith, deems necessary, including an increase in the number of Shares issuable upon exercise of outstanding Warrants and/or a cash payment to the holder.

         4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

         5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

         6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder have been taken prior to and are effective as of the effective date of this Warrant.



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
         7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

                  (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                  (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

                  (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring this Warrant and the Shares issuable upon exercise hereof and of protecting its interests in connection herewith.

                  (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

         8. Restrictive Legend.

                  The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. COPIES OF THE INSTRUMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO



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
                  COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

         9. Restrictions Upon Transfer and Removal of Legend.

                  (a) The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

                  (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, or (iv) by gift, will or intestate succession of any individual holder or individual partner of a holder, in whole or in part, to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

                  (c) In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit C).

         10. Associated Rights. The initial Holder shall be entitled such rights as the Company has granted to investors in the Company generally, including registration rights, information rights and rights of first referral and co-sale, pursuant to the Third Amended and Restated Investor Rights Agreement dated as of June 18, 1997, as amended to date and the Third Amended and Restated Founder's Co-Sale Agreement dated as of June 17, 1997, as amended. The Company agrees to take promptly appropriate steps to obtain all necessary waivers from existing investors and amend such agreements to provide the initial Holder with such rights.

         11. Rights of Shareholders. Notwithstanding Section 10 hereof, holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of:

                  (a) 5:00 p.m., California local time, on February 25, 2004.

                  (b) The closing of a merger or consolidation of the Company into a third party pursuant to which the Company's shareholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity;

                  (c) The closing of a sale of all or substantially all of the assets of the Company; or

                  (d) The closing of an IPO.

         13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid or sent by nationally recognized express courier, at such address as may have been furnished to the Company in writing by the Holder.

         14. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         Issued this 25th day of February, 1999.


                                       WINK COMMUNICATIONS, INC.

                                       By: /s/ Maggie Wilderotter
                                           -------------------------------------
                                           Maggie Wilderotter
                                           Chief Executive Officer and President



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
                                    EXHIBIT A

                               NOTICE OF EXERCISE


TO:      WINK COMMUNICATIONS, INC.
         1001 Marina Village Parkway
         Alameda, CA 94501
         Attention:  President

         1. The undersigned hereby elects to exercise the attached Warrant as to __________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of such Warrant.

         2. Method of Exercise (Please mark the applicable blank):

                  ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

                  ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of
                           Section 1(b)(ii) of the Warrant.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                    ---------------------------------
                                                  (Name)

                                    ---------------------------------

                                    ---------------------------------
                                                (Address)

         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B.


                                        --------------------------------
                                                   (Signature)

------------------------------          Title:
          (Date)                              --------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :       _________________________

SELLER     :       WINK COMMUNICATIONS, INC.

COMPANY    :       WINK COMMUNICATIONS, INC.

SECURITY   :       COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK
                   PURCHASE WARRANT ISSUED ON _____________, 1999

AMOUNT     :       __________ SHARES

DATE       :       ______________


In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

         (a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities. In addition, Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

         The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

         (e) Purchaser agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the undersigned (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) Purchaser further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

         (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                        PURCHASER

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------

                                    EXHIBIT C

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of WINK COMMUNICATIONS, INC., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

         Dated:
                --------------------


                                       ---------------------------------------


                                       By:
                                          ------------------------------------
                                       (Signature must conform in all respects
                                       to name of Holder as specified on the
                                       face of the Warrant)



                                       ---------------------------------------
                                                      (Address)


Signed in the presence of:

----------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.